Inventories	12 Months Ended
Jan. 31, 2022
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Inventories
7.	INVENTORIES
The Company’s inventories were as follows, as at:

	January 31, 2022	January 31, 2021

Materials and work in progress	$1,193.6	$540.7
Finished products	176.9	305.0
Parts, accessories and apparel	320.8	241.6
Total inventories	$1,691.3	$1,087.3
The Company recognized in the consolidated statements of net income during the year ended January 31, 2022, a write-down on inventories of $20.6 million ($43.5 million for the year ended January 31, 2021) and reversed previously recorded write-downs of $11.2 million ($6.2 million for the year ended January 31, 2021). For the year ended January 31, 2021, the write-down on inventories includes an amount of $20.4 million related to the wind-down of the Evinrude outboard engines production.